Deutsche Bank  Energy Utilities and Power Conference  May 28, 2009  Exhibit 99.2

 Cautionary Statements and Factors That  May Affect Future Results  Any statements made in this presentationabout future operating results or other futureevents are forward-looking statements underthe Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from suchforward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix tothis presentation and in the Company’s SEC  filings.  1

 PJM RPM Update  • PJM Planning Year 2012/2013 Base Residual Auction  – RTO cleared at $16.46/MW-Day  – 4 LDAs had binding constraints the resulted in  locational price adders  • MAAC $133.37/MW-Day  • EMAAC $139.73/MW-Day  • PSEG-North $185.00/MW-Day  • DPL-South $222.30/MW-Day  95% of PPL’s PJM  generation that  cleared 2012/2013  RPM Auction is in  MAAC Zone  2

 PJM RPM Auction Clearing Price  40.8  111.92  102.04  174.29  110  16.46  40.8111.92191.32  174.29110133.37  $0  $50  $100  $150  $200  $250  2007/2008 2008/2009 2009/2010 2010/2011 2011/2012 2012/2013  Delivery Year  $/MWD  Rest of Pool MAAC  3  95% of PPL’s PJM generation receives MAAC pricing

 $0.00  $1.00  $2.00  $3.00  $4.00  $5.00  2008A* 2009* 2010  Strong Expected Earnings Growth  Forecast  4  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.02  $4.20  Per Share  $1.90  $1.60  $3.60

 Supply Segment Open EBITDA  *Based on forward market prices as of 3/31/09  2010E  (Millions)  Generation Output - MWh 55.5  Unhedged Gross Margin* 2,310  O&M (859)  Open EBITDA 1,451  Fuel 176  Power 617  Above/(Below) Market Value of Hedges* 793  Expected Margin 3,103  5

 ($605)  ($38)  ($315)  $685  $367  $280  ($30)  ($134)  $1  ($700)  ($400)  ($100)  $200  $500  $800  2008A 2009E 2010E  Supply Segment PA Delivery Segment International Delivery Segment  Free Cash Flow before Dividends Forecast  Millions  6

 $1.00  $1.10  $1.22  $1.34 $1.38  $0.00  $0.25  $0.50  $0.75  $1.00  $1.25  $1.50  2005 2006 2007 2008 2009  $/Share  Annualized  Continued Dividend Growth  7

 Liquidity Profile  (1) Reported as of 3/31/2009  Diverse bank group consisting of 23 banks committed under domestic facilities,  with no bank having more than 14% of commitments.  8  Institution Facility  Expiration  Date  Total  Facility  (Millions)  Letters of Credit  Outstanding (1)  (Millions)  Drawn (1)  (Millions)  Availability  (Millions)  PPL Energy Supply 5-year Credit Facility Jun-2012 $3,225 $385 $285 $2,555  Bilateral Credit Facility Mar-2010 200 177 0 23  5-year Structured Credit Facility Mar-2011 300 259 0 41  364-day Credit Facility Sep-2009 385  0  0 385  $4,110 $821 $285 $3,004  PPL Electric Utilities 5-year Credit Facility May-2012 $190 $1 $0 $189  Asset-backed Credit Facility Jul-2009 150  0  0 150  $340 $1 $0 $339  WPD 5-year Credit Facility Oct-2009 £150 £0 £57 £93  5-year Credit Facility Jan-2013 150  0  145 5  Uncommitted Credit Facilities 65  0  4 61  Letter of Credit Facility Mar-2010 4  4  0 0  £369 £4 £206 £159

 Debt Maturities  (1) PPL Capital Funding $201 million maturity paid off in March 2009  (2) PPL Electric Utilities prefunding done in 10/2008 and 5/2009 for 2009 maturity  Note: As of 5/22/2009  9  2009 2010 2011 2012 2013  PPL Energy Supply $0 $0 $500 $0 $737  PPL Capital Funding 0 (1) 0 0 0 0  PPL Electric Utilities 486 (2) 0 0 0 500  WPD Group  0  0 0 0 0  Subtotal  $486  $0 $500 $0 $1,237  Prefunding $486 (2) $0 $0 $0 $0  Total $0 $0 $500 $0 $1,237  (Millions)

 PA and International Delivery Operational Update  PA Delivery  • PPL EU completed 5 of 6 RFPs  • Bids due for final RFP October 5, 2009 with PUC  approval expected October 8  • Filed rate deferral plan with the PUC  • Act 129 compliance plan filing on target for July 1requirement  International Delivery  • Distribution Price Control Review (DPCR5) initial proposals expected in July  10

 Supply Segment Operational Update  • Strong plant performance in Q109  • Susquehanna Unit 2 set generation record with  723 consecutive days generating electricity  • Unit 2 up-rate of 45 MW completed in May 2009  • Reapplied for Holtwood hydroelectric plant  expansion project  • Scrubbers on schedule for completion later this  year  11

 Current Hedge Positions -Electricity and Fuel  Note: As of 3/31/2009 12  2009 2010 2011 2012  Electricity Sales  East 98% 88% 51% 28%  West 95% 78% 78% 65%  Total 97% 86% 55% 34%  Uranium 100% 100% 100% 100%  Coal  East 100% 98% 73% 52%  West 100% 100% 86% 77%  Total 100% 98% 77% 59%  Unhedged Coal – million tons  Brunner & Montour 0.0 0.0 1.9 3.5  Keystone & Conemaugh 0.0 0.3 0.5 0.9

 Millions  $939  $691  $869 $938 $798  $648  $286  $295  $576  $649  $504  $535  $278  $251  $428  $448  $460  $477  $0  $400  $800  $1,200  $1,600  $2,000  $2,400  2008A 2009E 2010E 2011E 2012E 2013E  Supply PA Delivery International Delivery  $1,503  $2,035  $1,873  $1,237  Capital Expenditures by Segment  13  $1,762  $1,660

 Millions  $693 $811 $952 $1,221 $1,469 $1,528  $2,081 $2,207  $2,353  $2,513  $2,664 $2,803  $0  $1,000  $2,000  $3,000  $4,000  $5,000  2008A 2009E 2010E 2011E 2012E 2013E  Transmission Distribution & Other  Pennsylvania Delivery Rate Base  $3,018  $3,305  $3,734  $4,133  $4,331  $2,774  14

 ppl

 Market Prices  ELECTRIC   PJM  On-Peak  Off-Peak  ATC(2)   Mid-Columbia  On-Peak  Off-Peak  ATC(2)   GAS(3)  NYMEX  TZ6NNY   PJM MARKET  HEAT RATE(4)  CAPACITY PRICES   (Per MWD)   EQA   Actual  2008 2009 2010 2011 2012  $81 $51 $58 $63 $66  $49 $39 $43 $46 $50  $69 $45 $50 $54 $58  $65 $35 $46 $52 $56  $51 $28 $37 $41 $44  $59 $35 $42 $47 $50  $8.84 $4.36 $5.93 $6.67 $6.84  $9.85 $5.19 $6.84 $7.57 $7.72  8.3 9.8 8.5 8.3 8.5  $82.00 $158.24 $181.39 $136.79 $118.75  89.6% 90.7% 92.2% 90.9% 92.1%  Forward(1)  (1) Market prices based on the average of broker quotes as of 3/31/2009  (2) 24-hour average  (3) NYMEX and TZ6NNY forward gas prices on 3/31/2009  (4) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price  A-1

 PPL Supply Business Overview  2009E  Production GWh  A-2  Gas/Oil  38%  Coal  34%  Nuclear  18%  Hydro8%  QFs  2%  2009E  Installed Capacity MW  Gas/Oil  9%  Coal  52%  Nuclear  31%  Hydro  8%  Note: Graphs include tolling agreements

 PPL’s Generation Portfolio  Total Domestic Generation: 12,104 MW  Planned Uprate Projects or Additions: 270 MW  (1) Reflects reduction of 60 MW expected loss due to increased  plant usage during scrubber operation.  (2) Includes tolling agreements  A-3  Coal 3,500  Nuclear 2,165  Oil 1,817  Gas 2,282  Hydro 369  CTs 462  QFs 222  Coal 683  Hydro 604  West 1,287 MW  Hydro Uprate (2012) 28  Nuclear Uprate (2009-2011) 98  Hydro Uprate (2013) 125  Coal Uprate (2009) 11  Landfill Gas Addition (2009) 8  (1)  East 10,817 MW  (2)

 Hedged Baseload Electricity 2009-2012  Hedged Baseload Electricity Sales  0%  20%  40%  60%  80%  100%  2009 2010 2011 2012  % of Coal, Hydro & Nuclear O utput$20  $30  $40  $50  $60  $70  $80  $/M W h  Average Sale Price  A-4

 Current East Coal Contracts -Base Prices  A-5  Base Prices for Wholly Owned Plants* *East wholly owned plants include Montour & Brunner Island but not Keystone & Conemaugh.  **Excludes contracts subject to mining-related oil surcharges and/or price collars.  Note: As of 3/31/2009  $35  $40  $45  $50  $55 max collar price  fixed base price  min collar price  2009 2010 2011  Weighted  Average  $/Ton  at Mine  11% 17%% Diesel Surcharge  78%68% 13%% Collars  21% 70%% Fixed Base Price**17%  5%

 PPL Energy Supply Collateral Profile  Millions  A-6  $0  $500  $1,000  $1,500  $2,000  $2,500  $3,000  $3,500  $4,000  $4,500  $5,000  $5,500  Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09  Available Credit Capacity  Cash Posted  Borrowings/CP Outstanding  Letters of Credit

 Supply Segment Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions)  A-7  (203)Investment in Energy Project  $685($38)($605)Free Cash Flow before Dividends  (61)10(58)Other Investing Activities-net  (869)(691)(939)Capital Expenditures  Increase/(Decrease) in cash due to:  $1,615$643$ 595Cash from Operations  201020092008  Actual Projected

 PA Delivery Segment Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions)  A-8  8303Asset Sales & Other  ($315)$280$367Free Cash Flow before Dividends  (576)(295)(286)Capital Expenditures  (293)Less Transition Bond Repayment  Increase/(Decrease) in cash due to:  $261$567$ 643Cash from Operations  201020092008  Note: Asset sales in 2008 includes the net proceeds from the sale of gas and propane businesses in 2008.  Actual Projected

 International Delivery Segment Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions)  A-9  ($134)($ 30)$ 1 Free Cash Flow before Dividends  (428)(251)(278)Capital Expenditures  Increase/(Decrease) in cash due to:  $294 $221 $279 Cash from Operations  2010 2009 2008  Actual Projected

 2009 -2010 Sensitivities  EPS Impact  See Appendix A-1 for market price assumptions  A-10  Note: Discrete sensitivities based on changes to individual item, which ultimately may be interrelated.  2009 2010  $10/MW-Day  Capacity Price  Change  >$0.00 >$0.00  $1/MWh of  Unhedged  Baseload Sales  ±<$0.01 ±$0.01  $1/MWh of  Unhedged  Total Sales  ±<$0.01 ±$0.01  1% Generation  Availability ±$0.01 ±$0.03  $0.05 between  USD and  British Pound  ±$0.02 ±$0.02

 Reconciliation of First Quarter Reported  Earnings and Earnings from Ongoing Operations  A-11  (Millions)  Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending March 31, 2009  Reported earnings* $105 $49 $87 $241  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 50 50  Impairment of nuclear decom. trust investments (3) (3)  Impairments & other impacts - EAs (15) (15)  Other asset impairments (2) (1) (1) (4)  Workforce reduction (6) (5) (2) (13)  24 (6) (3) 15  Earnings from ongoing operations $81 $55 $90 $226  Qtr. Ending March 31, 2008  Reported earnings* $102 $60 $98 $260  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 50 50  Synfuel tax adjustment (13) (13)  Montana basin seepage litigation (5) (5)  32 32  Earnings from ongoing operations $70 $60 $98 $228  Change excluding special items $11 ($5) ($8) ($2)  * Represents net income attributable to PPL Corporation.

 Reconciliation of First Quarter Reported  Earnings and Earnings from Ongoing Operations  A-12  Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending March 31, 2009  Reported earnings* $0.28 $0.13 $0.23 $0.64  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 0.13 0.13  Impairment of nuclear decom. trust investments (0.01) (0.01)  Impairments & other impacts -EAs (0.04) (0.04)  Other asset impairments (0.01) (0.01)  Workforce reduction (0.01) (0.01) (0.01) (0.03)  0.06 (0.01) (0.01) 0.04  Earnings from ongoing operations $0.22 $0.14 $0.24 $0.60  Qtr. Ending March 31, 2008  Reported earnings* $0.27 $0.16 $0.26 $0.69  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 0.13 0.13  Synfuel tax adjustment (0.04) (0.04)  Montana basin seepage litigation (0.01) (0.01)  0.08 0.08  Earnings from ongoing operations $0.19 $0.16 $0.26 $0.61  Change excluding special items $0.03 ($0.02) ($0.02) ($0.01)  * Represents net income attributable to PPL Corporation.  Note: Per share amounts are based on diluted shares outstanding.  (Dollars Per Share)

 Reconciliation of Year-to-Date  Operating Income and Energy Margins  A-13  2009 2008 Change  Per Share  (after-tax)  Eastern U.S., pre-tax $312 $340 ($28) ($0.04)  Western U.S., pre-tax 83 61 22 0.03  Domestic gross energy margins, pre-tax $395 $401 ($6) ($0.01)  2009 2008  Operating Income $417 $480  Adjustments:  Energy-related businesses, net (8) (8)  Other operation and maintenance 373 377  Amortization of recoverable transition costs 84 76  Depreciation 110 112  Taxes, other than income 73 75  Revenue adjustments (a) (897) (426)  Expense adjustments (a) 243 (285)  Domestic gross energy margins $395 $401  Year-to-Date March 31,  Year-to-Date March 31,  (Millions)  (a) See additional information on the following slide

 Reconciliation of Year-to-Date  Operating Income and Energy Margins  A-14  2009 2008  Revenue adjustments  WPD utility revenue $(176) $(241)  Domestic delivery component of utility revenue (354) (354)  Other utility revenue (14) (12)  Mark-to-market adjustments from economic activity (353) 180  Gains from sale of emission allowances 1  Total revenue adjustments $(897) $(426)  Expense adjustments  Mark-to-market adjustments from economic activity $(267) $266  Domestic electric ancillaries (12) (12)  Gross receipts tax 31 30  Other 5 1  Total expense adjustments $(243) $285  Year-to-Date March 31,  (Millions)

 Reconciliation of PPL’s Reported Earnings and  Earnings from Ongoing Operations  High Low  2009 2009 2008 2007  Earnings from Ongoing Operations per share of common stock $1.90 $1.60 $2.02 $2.60  Special items (net of taxes):  economic hedges 0.13 0.13 0.67 0.08  Impairment of nuclear decom. trust investments (0.01) (0.01) (0.04)  Sale of Latin American businesses 0.67  Sale of telecommunication operations (0.06)  Sale of gas and propane businesses (0.01) (0.11)  Settlement of Wallingford cost-based rates 0.09  Impairment of transmission rights (0.04)  Change in U.K. tax rate 0.14  Workforce reductions (0.03) (0.03) (0.02)  Synfuel tax adjustment (0.04)  Montana basin seepage litigation (0.01)  Other asset impairments (0.01) (0.01) (0.05)  Impairments & other impacts - EAs (0.04) (0.04) (0.07)  0.04 0.04 0.45 0.75  Reported Earnings per share of common stock $1.94 $1.64 $2.47 $3.35  Note: Per share amounts are based on diluted shares outstanding.  MTM adj's from energy-related, non-trading  Forecast Actual  A-15

 Credit Ratings  A-16  BBB Issuer Rating  AAAAaa Tax-Exempt Bonds*  STABLE NEGATIVE STABLE Outlook  A-A-A3Senior Secured Debt  F-2A-2P-2Commercial Paper  BBBBBBBaa3Preferred Stock  BBBA-Baa1Issuer Rating  A-A-A3First Mortgage Bonds  AA-/A-A3/Baa1Tax-Exempt Bonds**  BBBBBBBaa3Preference Stock  PPL Electric Utilities  BBBBBB-Baa2Senior Unsecured Debt  BBB-BB+ Baa3Subordinated Debt  STABLE STABLE STABLE Outlook  PPL Capital Funding  BBBBBB Issuer Rating  BBB+ BBBBaa2Senior Notes  STABLE NEGATIVE STABLE Outlook  PPL Energy Supply  STABLE NEGATIVE STABLE Outlook  BBBBBBBaa2Issuer Rating  PPL Corporation  Fitch Standard & Poor’s Moody’s  * Letter of Credit-Backed Security  ** Includes both Insured and Non-Insured Securities

 Credit Ratings  A-17  BBB Issuer Rating  AAAAaa Tax-Exempt Bonds*  STABLE NEGATIVE NEGATIVE Outlook  A-A-A3Senior Secured Debt  F-2A-2P-2Commercial Paper  BBBBBBBaa3Preferred Stock  BBBA-Baa1Issuer Rating  A-A-A3First Mortgage Bonds  AA-/A-A3/Baa1Tax-Exempt Bonds**  BBBBBBBaa3Preference Stock  PPL Electric Utilities  BBBBBB-Baa2Senior Unsecured Debt  BBB-BB+ Baa3Subordinated Debt  STABLE STABLE NEGATIVE Outlook  PPL Capital Funding  BBBBBB Issuer Rating  BBB+ BBBBaa2Senior Notes  STABLE NEGATIVE STABLE Outlook  PPL Energy Supply  STABLE NEGATIVE NEGATIVE Outlook  BBBBBBBaa2Issuer Rating  PPL Corporation  Fitch Standard & Poor’s Moody’s  * Letter of Credit-Backed Security  ** Includes both Insured and Non-Insured Securities

 PPL Corporation (NYSE: PPL) is a Fortune 500 company with headquarters in Allentown, Pa. The Company’s diversified  corporate strategy is to achieve growth in energy supply margins while limiting volatility in both cash flows and earnings and to  achieve stable, long-term growth in regulated delivery businesses through efficient operations and strong customer and  regulatory relations. The strategy is carried out through four principal subsidiaries:  PPL EnergyPlus, which markets energy in key U. S. markets.  PPL Generation, which operates more than 11,000 megawatts of electricity generating capacity in Pennsylvania, Montana,  Maine, Illinois, New York and Connecticut, with an additional 265 megawatts of planned uprate projects.  PPL Electric Utilities, which delivers electricity to 1.4 million customers in Pennsylvania.  PPL Global, which delivers electricity to 2.6 million customers in the United Kingdom.  Security Ratings  Moody’s S&P Fitch  PPL Corp.  Corporate Credit Rating Baa2 BBB BBB  PPL Capital Funding, Inc.  Senior Unsecured Debt Baa2 BBB-BBB  PPL Electric Utilities Corp.  First Mortgage Bonds A3 A-A- Senior Secured Bonds A3 A-A- PPL Energy Supply  Senior Unsecured Notes Baa2 BBB BBB+  WPD Holdings Limited  Senior Unsecured Debt Baa3 BBB-BBB  WPD Operating Cos.  Senior Unsecured Debt Baa1 BBB+ A- See a complete list of all PPL rated companies in the appendix  Contacts  Joseph P. Bergstein, Jr.  Manager-Investor Relations  Phone: (610) 774-5609  Fax: (610) 774-5106  jpbergstein@pplweb.com  www.pplweb.com  PPL Facts  iA-18

 PPL Facts (cont.)  Financial and Operating Information  Note: See Appendix for the reconciliation of reported earnings per share and earnings from ongoing operations.  ii(Unaudited)  ($ in millions, except per share amounts) 12 Months Ended  March 2009 March 2008  Common Equity $5,237 $5,584  Noncontrolling Interests 319 320  Short-Term Debt 581 41  Long-Term Debt 7,276 7,864  Total Capitalization $13,413 $13,809  Total Assets $21,790 $21,055  Operating Revenues $8,877 $6,478  Reported Earnings Per Share -Diluted $2.42 $3.53  Earnings Per Share From Ongoing Operations – Diluted $2.01 $2.56  Market Price Per Share $28.71 $45.92  Book Value Per Share $13.94 $14.97  ROE – Reported 16.79% 25.13%  ROE – Earnings From Ongoing Operations 14.54% 18.71%  Common Shares Outstanding (thousands)  End of Period 375,597 372,980  Average – Diluted 375,002 380,626  Annualized Dividend Rate $1.38 $1.34  Dividend Payout -Diluted, using annualized dividends  Reported Earnings Per Share 57% 38%  Earnings Per Share From Ongoing Operations 69% 52%  Electric Energy Sales – Domestic (millions of kWh)  Retail Deliveries 38,153 38,211  Retail Supply 40,486 40,356  Wholesale Supply  East 29,450 22,487  West 13,371 13,265  Net System Capacity (thousands of KW) 12,005 11,418  A-19

 Forward-Looking Information Statement  A-20  Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins,  sales and supply, marketing performance, hedging, growth, revenues, expenses, rates, regulation, cash flows, credit  profile, financing, dividends, business disposition, corporate strategy, capital additions and expenditures, and generating  capacity and performance, are “forward-looking statements” within the meaning of the federal securities laws. Although  PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are  reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the  results discussed in the statements. The following are among the important factors that could cause actual results to differ  materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; volatility in  financial or commodities markets; weather conditions affecting customer energy usage and operating costs; competition in  power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its  subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating  performance of plants and other facilities; environmental conditions and requirements and the related costs of compliance,  including environmental capital expenditures and emission allowance and other expenses; system conditions and  operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions  and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices;  receipt of necessary government permits, approvals and rate relief; capital market conditions and decisions regarding  capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries;  the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity  securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans;  the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in  states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of  threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation,  including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such  forward-looking statements should be considered in light of such important factors and in conjunction with PPL  Corporation’s Form 10-K and other reports on file with the Securities and Exchange Commission.

 “Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits or gains that are unusual  or nonrecurring. Special items also include the mark-to-market impact of energy-related, non-trading economic hedges and impairments  of securities in PPL’s nuclear decommissioning trust funds. These energy-related, non-trading economic hedges are used to hedge a  portion of the economic value of PPL’s generation assets and PPL’s load-following and retail activities. This economic value is subject to  changes in fair value due to market price volatility of the input and output commodities (e.g., coal and power). The mark-to-market impact  of these hedges is economically neutral to the company because the mark-to-market gains or losses on the energy hedges will reverse as  the hedging contracts settle in the future. Earnings from ongoing operations should not be considered as an alternative to reported  earnings, or net income attributable to PPL Corporation, which is an indicator of operating performance determined in accordance with  generally accepted accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP measure,  is also useful and meaningful to investors because it provides them with PPL’s underlying earnings performance as another criterion in  making their investment decisions. PPL’s management also uses earnings from ongoing operations in measuring certain corporate  performance goals. Other companies may use different measures to present financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as the repayment  of transition bonds, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash  flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends, although a non- GAAP measure, is an important measure to both management and investors since it is an indicator of the company’s ability to sustain  operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies  may calculate free cash flow before dividends in a different manner.  "Domestic Gross Energy Margins" is intended to supplement the investors' understanding of PPL’s domestic non-trading and trading  activities by combining applicable income statement line items and related adjustments to calculate a single financial measure. PPL  believes that "Domestic Gross Energy Margins" is useful and meaningful to investors because it provides them with the results of PPL's  domestic non-trading and trading activities as another criterion in making their investment decisions. "Domestic Gross Energy Margins" is  not intended to replace "Operating Income," which is determined in accordance with GAAP, as an indicator of overall operating  performance. PPL's management also uses "Domestic Gross Energy Margins" in measuring certain corporate performance goals used in  determining variable compensation. Other companies may use different measures to present the results of their non-trading and trading  activities.  Definitions of Financial Measures  A-21